SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant  //
Filed by a Party other than the Registrant /x/

Check the appropriate box:
/ / Preliminary Proxy Statement                    / /  Confidential, for the
/ / Definitive Proxy Statement                          use of the Commission
/ / Definitive Additional Materials
/x/ Soliciting Material Pursuant to Rule 14a-12

                            WACHOVIA CORPORATION
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              (Name of Registrant As Specified In Its Charter)

                            SUNTRUST BANKS, INC.
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

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2)    Aggregate number of securities to which transaction applies:

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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)    Proposed maximum aggregate value of transaction:

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5)    Total fee paid:

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/ /   Fee paid previously with preliminary materials.

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/     / Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)    Amount previously paid:

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2)    Form, Schedule or Registration Statement No.

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3)    Filing party:

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4)    Date filed:

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         The following are advertisements which ran in various publications today in North Carolina and South Carolina.



                        [SunTrust Banks, Inc. Logo]

                           An Open Letter to the
                          Winston-Salem Community

SunTrust has just announced an offer to merge with Wachovia. We believe this is a superior transaction for Wachovia shareholders--with a higher price, bigger dividend, and better-performing stock--than First Union's recent agreement to acquire Wachovia. Just as important, it's a much better deal for Wachovia's employees, customers and North Carolina communities.

Combining SunTrust and Wachovia would bring together two compatible and complementary Southeastern banking institutions, creating a premier financial services franchise. We have similar management philosophies and corporate cultures--and share a strong commitment to locally focused relationship banking and active community involvement.

Since SunTrust now has no retail bank branches in North Carolina, there would be no merger-related branch closures in the state. In contrast, in the proposed First Union/Wachovia transaction, dozens of branches would be closed in North Carolina due to the substantial overlap of those two banks. In addition, a First Union/Wachovia combination will lead to thousands of job losses in North Carolina--far more than in a SunTrust/Wachovia merger.

Winston-Salem would become the headquarters for our new Carolinas bank. Our plan should also be much less disruptive to customers--SunTrust has a track record of smooth merger integration, while First Union is known to have had difficulties integrating acquisitions in the past.

We've built our success for more than 100 years by working closely with our employees, customers, and the Southeast communities in which we operate. We are firmly committed to being a good corporate citizen in all of our markets--and hope we will soon have the opportunity to be one in yours.

/s/ Phil Humann

Phil Humann
Chairman, President and Chief Executive Officer
SunTrust Banks, Inc.

On May 14, 2001 SunTrust filed with the Securities and Exchange Commission ("SEC") a preliminary proxy statement for solicitation of proxies from Wachovia stockholders in connection with the Wachovia 2001 annual meeting of stockholders. Subject to future developments, SunTrust intends to file with the SEC a registration statement at a date or dates subsequent hereto to register the SunTrust shares to be issued in the proposed transaction. Investors and security holders are urged to read the proxy statement and registration statement (when available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the proxy statement and the registration statement (when available) and other relevant documents at the SEC's Internet web site at www.sec.gov. The proxy statement, the registration statement (when available) and such other documents may also be obtained free of charge from SunTrust by directing such request to: SunTrust, 303 Peachtree Street, N.E., Atlanta, GA 30308,
Attention: Gary Peacock (404-658-4753). SunTrust, its directors and executive officers and certain other persons may be deemed to be "participants" in SunTrust's solicitation of proxies from Wachovia stockholders. A detailed list of the names, affiliations and interests of the participants in the solicitation is contained in SunTrust's preliminary proxy statement on Schedule 14A, filed with the SEC on May 14, 2001.


                        [SunTrust Banks, Inc. Logo]

                           An Open Letter to the
                        Greater Charlotte Community

SunTrust has just announced an offer to merge with Wachovia. We believe this is a superior transaction for Wachovia shareholders--with a higher price, bigger dividend, and better-performing stock--than First Union's recent agreement to acquire Wachovia. Just as important, it's a much better deal for Wachovia's employees, customers and North Carolina communities.

Combining SunTrust and Wachovia would bring together two compatible and complementary Southeastern banking institutions, creating a premier financial services franchise. We have similar management philosophies and corporate cultures--and share a strong commitment to locally focused relationship banking and active community involvement.

Since SunTrust now has no retail bank branches in North Carolina, there would be no merger-related branch closures in the state. In contrast, in the proposed First Union/Wachovia transaction, dozens of branches would be closed in North Carolina due to the substantial overlap of those two banks. In addition, a First Union/Wachovia combination will lead to thousands of job losses in North Carolina--far more than in a SunTrust/Wachovia merger. Our plan should also be much less disruptive to customers--SunTrust has a track record of smooth merger integration, while First Union is known to have had difficulties integrating acquisitions in the past.

For these and many other reasons, we hope Wachovia will come to agree that SunTrust is a better partner than First Union. Please join us in encouraging First Union not to stand in the way of a superior transaction for Wachovia--and North Carolina.

We've built our success for more than 100 years by working closely with our employees, customers, and the Southeast communities in which we operate. We are firmly committed to being a good corporate citizen in all of our markets--and hope we will soon have the opportunity to be one in yours.

/s/ Phil Humann

Chairman, President and Chief Executive Officer
SunTrust Banks, Inc.

On May 14, 2001 SunTrust filed with the Securities and Exchange Commission ("SEC") a preliminary proxy statement for solicitation of proxies from Wachovia stockholders in connection with the Wachovia 2001 annual meeting of stockholders. Subject to future developments, SunTrust intends to file with the SEC a registration statement at a date or dates subsequent hereto to register the SunTrust shares to be issued in the proposed transaction. Investors and security holders are urged to read the proxy statement and registration statement (when available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the proxy statement and the registration statement (when available) and other relevant documents at the SEC's Internet web site at www.sec.gov. The proxy statement, the registration statement (when available) and such other documents may also be obtained free of charge from SunTrust by directing such request to: SunTrust, 303 Peachtree Street, N.E., Atlanta, GA 30308,
Attention: Gary Peacock (404-658-4753). SunTrust, its directors and executive officers and certain other persons may be deemed to be "participants" in SunTrust's solicitation of proxies from Wachovia stockholders. A detailed list of the names, affiliations and interests of the participants in the solicitation is contained in SunTrust's preliminary proxy statement on Schedule 14A, filed with the SEC on May 14, 2001.


                        [SunTrust Banks, Inc. Logo]

                           An Open Letter to the
                         Greater Columbia Community

SunTrust has just announced an offer to merge with Wachovia. We believe this is a superior transaction for Wachovia shareholders--with a higher price, bigger dividend, and better-performing stock--than First Union's recent agreement to acquire Wachovia. Just as important, it's a much better deal for Wachovia's employees, customers and South Carolina communities.

Combining SunTrust and Wachovia would bring together two compatible and complementary Southeastern banking institutions, creating a premier financial services franchise. We have similar management philosophies and corporate cultures--and share a strong commitment to locally focused relationship banking and active community involvement.

Since SunTrust now has no retail bank branches in South Carolina, there would be no merger-related branch closures in the state. In contrast, in the proposed First Union/Wachovia transaction, many branches would be closed in South Carolina due to the substantial overlap of those two banks. In addition, a First Union/Wachovia combination will lead to hundreds of job losses in South Carolina--far more than in a SunTrust/Wachovia merger. Our plan should also be much less disruptive to customers--SunTrust has a track record of smooth merger integration, while First Union is known to have had difficulties integrating acquisitions in the past.

We've built our success for more than 100 years by working closely with our employees, customers, and the Southeast communities in which we operate. We are firmly committed to being a good corporate citizen in all of our markets--and hope we will soon have the opportunity to be one in yours.

/s/ Phil Humann

Phil Humann
Chairman, President and Chief Executive Officer
SunTrust Banks, Inc.

On May 14, 2001 SunTrust filed with the Securities and Exchange Commission ("SEC") a preliminary proxy statement for solicitation of proxies from Wachovia stockholders in connection with the Wachovia 2001 annual meeting of stockholders. Subject to future developments, SunTrust intends to file with the SEC a registration statement at a date or dates subsequent hereto to register the SunTrust shares to be issued in the proposed transaction. Investors and security holders are urged to read the proxy statement and registration statement (when available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the proxy statement and the registration statement (when available) and other relevant documents at the SEC's Internet web site at www.sec.gov. The proxy statement, the registration statement (when available) and such other documents may also be obtained free of charge from SunTrust by directing such request to: SunTrust, 303 Peachtree Street, N.E., Atlanta, GA 30308,
Attention: Gary Peacock (404-658-4753). SunTrust, its directors and executive officers and certain other persons may be deemed to be "participants" in SunTrust's solicitation of proxies from Wachovia stockholders. A detailed list of the names, affiliations and interests of the participants in the solicitation is contained in SunTrust's preliminary proxy statement on Schedule 14A, filed with the SEC on May 14, 2001.


                        [SunTrust Banks, Inc. Logo]

                           An Open Letter to the
                        Greater Greenville Community

SunTrust has just announced an offer to merge with Wachovia. We believe this is a superior transaction for Wachovia shareholders--with a higher price, bigger dividend, and better-performing stock--than First Union's recent agreement to acquire Wachovia. Just as important, it's a much better deal for Wachovia's employees, customers and South Carolina communities.

Combining SunTrust and Wachovia would bring together two compatible and complementary Southeastern banking institutions, creating a premier financial services franchise. We have similar management philosophies and corporate cultures--and share a strong commitment to locally focused relationship banking and active community involvement.

Since SunTrust now has no retail bank branches in South Carolina, there would be no merger-related branch closures in the state. In contrast, in the proposed First Union/Wachovia transaction, many branches would be closed in South Carolina due to the substantial overlap of those two banks. In addition, a First Union/Wachovia combination will lead to hundreds of job losses in South Carolina--far more than in a SunTrust/Wachovia merger. Our plan should also be much less disruptive to customers--SunTrust has a track record of smooth merger integration, while First Union is known to have had difficulties integrating acquisitions in the past.

We've built our success for more than 100 years by working closely with our employees, customers, and the Southeast communities in which we operate. We are firmly committed to being a good corporate citizen in all of our markets--and hope we will soon have the opportunity to be one in yours.


/s/ Phil Humann

Phil Humann
Chairman, President and Chief Executive Officer
SunTrust Banks, Inc.

On May 14, 2001 SunTrust filed with the Securities and Exchange Commission ("SEC") a preliminary proxy statement for solicitation of proxies from Wachovia stockholders in connection with the Wachovia 2001 annual meeting of stockholders. Subject to future developments, SunTrust intends to file with the SEC a registration statement at a date or dates subsequent hereto to register the SunTrust shares to be issued in the proposed transaction. Investors and security holders are urged to read the proxy statement and registration statement (when available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the proxy statement and the registration statement (when available) and other relevant documents at the SEC's Internet web site at www.sec.gov. The proxy statement, the registration statement (when available) and such other documents may also be obtained free of charge from SunTrust by directing such request to: SunTrust, 303 Peachtree Street, N.E., Atlanta, GA 30308,
Attention: Gary Peacock (404-658-4753). SunTrust, its directors and executive officers and certain other persons may be deemed to be "participants" in SunTrust's solicitation of proxies from Wachovia stockholders. A detailed list of the names, affiliations and interests of the participants in the solicitation is contained in SunTrust's preliminary proxy statement on Schedule 14A, filed with the SEC on May 14, 2001.


                        [SunTrust Banks, Inc. Logo]

                           An Open Letter to the
                             Communities of the
                              Triangle Region

SunTrust has just announced an offer to merge with Wachovia. We believe this is a superior transaction for Wachovia shareholders--with a higher price, bigger dividend, and better-performing stock--than First Union's recent agreement to acquire Wachovia. Just as important, it's a much better deal for Wachovia's employees, customers and North Carolina communities.

Combining SunTrust and Wachovia would bring together two compatible and complementary Southeastern banking institutions, creating a premier financial services franchise. We have similar management philosophies and corporate cultures--and share a strong commitment to locally focused relationship banking and active community involvement.

Since SunTrust now has no retail bank branches in North Carolina, there would be no merger-related branch closures in the state. In contrast, in the proposed First Union/Wachovia transaction, dozens of branches would be closed in North Carolina due to the substantial overlap of those two banks. In addition, a First Union/Wachovia combination will lead to thousands of job losses in North Carolina--far more than in a SunTrust/Wachovia merger. Our plan should also be much less disruptive to customers--SunTrust has a track record of smooth merger integration, while First Union is known to have had difficulties integrating acquisitions in the past.

We've built our success for more than 100 years by working closely with our employees, customers, and the Southeast communities in which we operate. We are firmly committed to being a good corporate citizen in all of our markets--and hope we will soon have the opportunity to be one in yours.

/s/ Phil Humann

Phil Humann
Chairman, President and Chief Executive Officer
SunTrust Banks, Inc.

On May 14, 2001 SunTrust filed with the Securities and Exchange Commission ("SEC") a preliminary proxy statement for solicitation of proxies from Wachovia stockholders in connection with the Wachovia 2001 annual meeting of stockholders. Subject to future developments, SunTrust intends to file with the SEC a registration statement at a date or dates subsequent hereto to register the SunTrust shares to be issued in the proposed transaction. Investors and security holders are urged to read the proxy statement and registration statement (when available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the proxy statement and the registration statement (when available) and other relevant documents at the SEC's Internet web site at www.sec.gov. The proxy statement, the registration statement (when available) and such other documents may also be obtained free of charge from SunTrust by directing such request to: SunTrust, 303 Peachtree Street, N.E., Atlanta, GA 30308,
Attention: Gary Peacock (404-658-4753). SunTrust, its directors and executive officers and certain other persons may be deemed to be "participants" in SunTrust's solicitation of proxies from Wachovia stockholders. A detailed list of the names, affiliations and interests of the participants in the solicitation is contained in SunTrust's preliminary proxy statement on Schedule 14A, filed with the SEC on May 14, 2001.